SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


TAX EXEMPT LONG-TERM FUND                   CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES    CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                  CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES   NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK MONEY MARKET FUND
     ADVISER SHARES                         VIRGINIA BOND FUND
TAX EXEMPT MONEY MARKET FUND                VIRGINIA BOND FUND ADVISER SHARES
VIRGINIA MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  12/3/2012                     /S/ DANIEL S. MCNAMARA
       -------------------          ----------------------------------------
                                    Daniel S. McNamara
                                    President





                           SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


TAX EXEMPT LONG-TERM FUND                   CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES    CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                  CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES   NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND           NEW YORK MONEY MARKET FUND
     ADVISER SHARES                         VIRGINIA BOND FUND
TAX EXEMPT MONEY MARKET FUND                VIRGINIA BOND FUND ADVISER SHARES
VIRGINIA MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  12/3/2012                     /S/ ROBERTO GALINDO, JR.
       -------------------          ----------------------------------------
                                    Roberto Galindo, Jr.
                                    Treasurer